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                                                                   EXHIBIT 99.7

                   NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                  INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


                                                          CUSIP NO. 930128 10 3

11176                                 WADE COOK
                               FINANCIAL CORPORATION

                    AUTHORIZED COMMON STOCK: 60,000,000 SHARES
                                  PAR VALUE: $.01


THIS CERTIFIES THAT                  SPECIMEN

IS THE RECORD HOLDER OF


               Shares of WADE COOK FINANCIAL CORPORATION Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                               [SEAL]


/s/ Laura M. Cook                      /s/ Wade B. Cook
-----------------------------          ------------------------------
Secretary                              President

                                   [STAMP]

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NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM--as tenants in common         UNIF GIFT MIN ACT--       Custodian
TEN ENT--as tenants by the entireties                    ------          -------
JT TEN--as joint tenants with right                      (Cust)          (Minor)
        of survivorship and not as                 under Uniform Gifts to Minors
        tenants in common                          Act
                                                      --------------------------
                                                                 (State)


         Additional abbreviations may also be used though not in the above list


            For Value Received,            hereby sell, assign and transfer unto
                                ----------
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                        Shares
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of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                      Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -------------------

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     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
             WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

   The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the Company's counsel that registration is not required under said Act.